© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. CONFIDENTIAL Transforming financial services for the better. © 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Investor Presentation September 2021 Exhibit 99.2

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 2 Disclaimer Information in this presentation and the accompanying oral presentation, including any statements regarding MeridianLink’s customer data and other metrics, is based on data and analyses from various sources as of December 31, 2020, unless otherwise indicated. Information in this presentation and the accompanying oral presentation contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward- looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this presentation and the accompanying oral presentation, including statements regarding, and guidance with respect to, our strategy, future operations, financial position, projected costs, projected long-term operating model, our preliminary and unaudited operating results for the three months ended June 30, 2021, prospects, market size and growth opportunities, competitive position, strategic initiatives, development or delivery of new or enhanced solutions, technological capabilities, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include our ability to obtain, retain and expand our customers; our ability to attract new customers; our future financial performance, including trends in revenue, costs of revenue, gross profit or gross margin, operating expenses, and number of customers; our ability to achieve or maintain profitability; the demand for our products or for our solutions; our ability to compete successfully in competitive markets; our ability to respond to rapid technological changes; and our ability to continue to innovate and develop new products; as well as those set forth under the caption “Risk Factors” in our final prospectus filed on July 28, 2021, and our other SEC filings. Additional information will also be set forth in Item 1A. Risk Factors, or elsewhere, in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. This presentation contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of MeridianLink or this proposed offering.

MeridianLink at a Glance

A leading provider of cloud-based software solutions for financial institutions

- Provider of SaaS-based lending, credit data and account opening solutions to financial institutions
- Serves 63 of the leading 100 credit unions[(1)] and 50%+ of Forbes' 2020 Best CUs & Banks
- 582 US-based employees[(2)]
- Headquartered in Costa Mesa, CA
- Founded in 1998
- Accelerating platform adoption and capabilities through recently completed acquisitions

TCI Loan Origination Solutions · TazWorks Simple. Powerful. · SAYLENT

Growth and Scale

$242.5M	$158.8M	$83.7M
LTM Q2'21A Total Revenue	LTM Q2'21A Lending Solutions Revenue	LTM Q2'21A Data Verification Solutions Revenue
41%	30%	68%
Growth	Growth	Growth

Predictable, Recurring & Attractive EBITDA Margins

89%	70%	50%
YTD 2021 Subscription Fee Revenue	YTD 2021 Gross Margin	YTD 2021 Adj. EBITDA Margin[(3)]

Note: Financials reflect year ended December 31, 2020A and are not pro forma for acquisitions.
(1) Source: Credit Unions Online, as of September 2020.
(2) As of June 30, 2021.
(3) Adj. EBITDA and Adj. EBITDA margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA and Adj. EBITDA margin, please refer to the Appendix.

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
3

Our Story

Successfully expanded solutions offerings and client base, achieving a strong track record of growth throughout our operating history

1998 – 2005 Early Years

- Founded in 1998
- Released **Mortgage Credit Link™**
- Launched **MeridianLink Consumer and MeridianLink Mortgage**

2006 – 2008 Growth During Recession

- Continued volume growth through increased deposits and new product
- Launched **MeridianLink Opening**

2009 – 2018 Organic Growth

- Addition of new clients and increasing volumes
- Established foundation for Partner Marketplace

2018-2020 Accelerated Growth

- Thoma Bravo acquisition and CRIF US merger
- Establish a scalable strategy to improve revenue growth and client retention
- Strong revenue and Adj. EBITDA growth during COVID-19
- Launched **MeridianLink Portal**, **MeridianLink Insight** and **MeridianLink Collect**

2021+ Future Growth

- Launched Platform to further distance from competition
- Drive accelerated platform adoption and capabilities through recent key strategic acquisitions, including TCI, TazWorks, and Saylent
- Accelerate Go To Market and strategic partnerships to drive incremental revenue and client cross-sell growth
- Pursue full cloud migration to drive enhanced capacity, flexibility and security

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
4

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 5 • Implement systems and processes that are focused on consumer experience and increasing transaction volumes • Define product direction and how to bring capabilities to customers • Build sales and marketing structure and messaging to the market to increase new logo additions • Pursue unrealized upsell and cross-sell in existing client base • Actively build and manage Partner Marketplace relationships Comprehensive Scalable Strategy Rise of SaaS High-quality Customer Base Comprehensive Product Suite 1 2 4 3 5 Digital Lending Tailwinds

Experienced Team of Software Executives

Senior management team with a proven ability to execute



Nicolaas Vlok
Chief Executive Officer
25+ years of experience



Chad Martin
Chief Financial Officer
25+ years of experience



Tim Nguyen
Chief Strategy Officer & Co-Founder
20+ years of experience



Alan Arnold
Chief Operating Officer
25+ years of experience



Charlie Lee
Chief Marketing Officer
25+ years of experience



Nathaniel Barnes
Chief Technology Officer
15+ years of experience



Monica Kim
Chief HR Officer
10+ years of experience



Bryan Klann
Chief Revenue Officer
20+ years of experience



Chris Maloof
Chief Product Officer
15+ years of experience

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
6

Digital Lending Acceleration Has Been Dramatic

Consumer lending is at the forefront of a 10+ year digitalization opportunity

COVID-19 fast-tracked the consumer adoption to digital

- Growth in Digital Transactions
- Accelerated Growth in 2020 vs. 2019
- Substantial Expected Future YoY Increases



Digital Adoption Curve
ILLUSTRATIVE
Mortgage Lending
Consumer Lending
Continued digital growth expected as laggards follow the market trends
100%
0%
Innovators
Early Adopters
Early Majority
Late Majority
Laggards

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink 7

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 8 Large TAM with Significant Runway LEVEL 01 LEVEL 02 LEVEL 03 LEVEL 04 LEVEL 05 ~$10B Total Addressable Market MeridianLink serves nearly the entire consumer lending wallet with significant opportunity to expand across the entire addressable market Loan Origination(1) Portfolio & Lending Performance Account Opening & Point-of-Sale Collections Data Access: Consumer Data & CRA Enablement Source: Cornerstone Advisors. (1) Loan origination market size is inclusive of consumer, mortgage, and commercial loan origination.

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 9 Financial Institutions are Projecting Demonstrable Software Spend (1) IDC, Worldwide Public Cloud Services Spending, October 2020. (2) EY Global Banking Outlook 2018. Material software investment growth to drive required digitalization and optimization – empowering CUs and community banks to more effectively compete with tier 1 banks ~$10B ~$19B $8. 0 $10 .0 $12 .0 $14 .0 $16 .0 $18 .0 $20 .0 2019E 2024E Financial services U.S. SaaS spend is expected to double(1) Global banks are prioritizing digital transformation(2) 85% Of global banks surveyed in 2018 cited implementation of a digital transformation program as a key business priority 60%+ Of global banks intend to increase investment in cloud technology

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 10 End-to-End Origination Platform Account Opening Software Collections Software Data Verification Point-of- Sale System Analytics & Business Intelligence FIsBorrowers Personal Loan Credit Card Checking / Savings Mortgage Home Equity Small Business Auto Loan Mortgage & Consumer Loan Origination Software (“LOS”) Certificates of Deposits Partner Marketplace We sit at the center of the financial institution ecosystem, enabling the customer’s journey beginning at account opening

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 11 Financial Institutions are Challenged to Automate Consumer Lending Numerous Consumer Channels Disparate Systems Financial Institution Online Point-of-Sale Mobile Branch Indirect Retail Call Center Lead Generation Verification Origination Credit Agencies Analytics Core Processing Collections Consumer Loans Mortgage Loans Deposit Accounts Deeply complex market plagued with disorganization requiring automation and integration to ensure efficiency

The Consumer Lending Platform

MeridianLink has built a comprehensive suite of mission-critical solutions for financial institutions to optimize complexity



Complete Omni-Channel Experience
Online
Mobile
Point-of-Sale
Branch
Indirect
Retail
Call Center
meridianlink
✓ Captures consumer wallet
✓ Accelerates loan process
✓ Drives financial institution revenue
meridianlink opening
meridianlink portal
Financial Institution
BANK
Core Processing
meridianlink marketplace
meridianlink consumer
meridianlink mortgage
meridianlink creditAPI
meridianlink mortgage credit link
meridianlink insight
meridianlink consulting
meridianlink collect
Streamlines & Automates Mission-Critical Systems
Lead Generation
Origination
Verification
Credit Agencies
Analytics
Collections

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
12

Purpose-Built, Consumer Lending Software Suite

Serving both Financial Institutions and CRA customers

Lending Solutions

Product	Description
Consumer LOS meridianlink consumer	Consumer loan origination system and digital lending platform ensuring a frictionless consumer UI
Mortgage LOS meridianlink mortgage	SaaS-based mortgage loan origination software designed to optimize the end-to-end process
White-Label Portal meridianlink portal	White-label application portal maximizing digital lending profit and efficiency
Account Opening meridianlink opening	Account opening and deposit software platform for all channels and financial product types
Collections Software meridianlink collect	Robust, powerful, easy-to-use collection platform that maximizes efficiency and minimizes cost
Business Intelligence meridianlink consulting	360-degree approach: from optimizing day-to-day operations to portfolio projections
Data Intelligence meridianlink insight	Data intelligence solution delivering intuitive dashboards, reports and powerful exploratory sandbox

Data Verification Solutions

Product	Description
Credit Verification meridianlink creditAPI	Single API to access credit and verification data from dozens of resellers and servicers
Credit Engine mortgage credit link	Plug-and-play, web-based order fulfillment hub for product ordering
TazWorks A MeridianLink Company	End-to-end technology solution for the background screening industry

Partner Marketplace

meridianlink marketplace

Supports API and SSO integrations from MeridianLink's extensive partner marketplace

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink

13

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 14 The Next-Generation Unified Platform MeridianLink One unifies the financial institution experience with a powerful, integrated mid-market lending solution to originate consumer and mortgage loans Financial Institutions Borrowers Universal Platform Intelligent Cross-Sell Collections Universal Portal Data & Analytics

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 15 MeridianLink’s Democratization of Credit Our platform helps financial institutions bring equity to lending, placing power in the consumer’s hands Easy-to-Use, Digital Platform Includes mortgage, credit card, personal, auto, home equity, and small business loans Real-Time Decisioning Single origination point across channels— mobile, online, branch, call center, indirect, retail, and kiosk Opportunity Across Nearly All Categories of Consumer Lending Informs the customer how to improve their access to credit today and in the future Enables quick credit approval and instant credit usage, so staff have more time to serve clients’ needs Improves Access To Credit

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 16 Multi-Vector Growth Strategy Expand Product Offerings Enhance Partner Marketplace Monetization Add New Logos Capitalize on Organic Volume Growth Robust Pipeline of M&A Opportunities Multiple actionable initiatives to accelerate growth Pursue Unrealized Upsell & Cross-Sell Key Customer Themes Underpinning Growth Paper-to-Digital Transition in Target Market Competition Among Financial Institutions

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 17 Successful Upsell & Cross Sell 2016 2020 2016 2020 $382k $495k Credit Union #2 (~$1.4B Asset Size) 2016 2020 $34k $297k 2016 2020 $29k $161k 5.6x Growth Credit Union #1 (~$500M Asset Size) Credit Union #3 (~$3.3B Asset Size) Credit Union #4 (~$1.8B Asset Size) $26k $465k8.7x Growth 17.9x Growth 1.3x Growth 2016 Products 2020 Products 2016 Products 2020 Products 2016 Products 2020 Products 2016 Products 2020 Products Total Revenue from Selected Customers

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 18 Targeting New Logos and Expanding the Sweet Spot for Sales Big Game Hunters Multi-Pronged Direct Sales Focused on Market Segments Up-MarketDown-Market Sweet Spot <$100M AUM $1B - $10B AUM 4,600+ FIs $10B+ AUM 125+ FIs900+ FIs $100M - $1B AUM 4,200+ FIs Inside Sales Focused sales strategies to strategically grow FI base up and down market

Monetizable, Stable Customer Base

Diverse customer base with massive embedded whitespace opportunity

Selected Customers

Pathways Financial Credit Union, The Police Credit Union, Member One Federal Credit Union, cbc federal credit union, GME Federal Credit Union, America First Credit Union, F&M Bank, BankPlus, Kohler Credit Union, Inlanta Mortgage, Community Bank N.A., Premier Members, PCB, FlexPoint Mortgage Corporation, First Choice Credit Union, Community Credit Union Florida, America's Christian Credit Union, CIC Credit, Alabama Credit Union, mortgagecountry, Coastal Credit Union, Advantage Credit, First Community Credit Union, American Heritage Credit Union, Los Angeles Federal Credit Union, sound credit union, Spire Credit Union

Sub-Verticals Served

- Credit Unions
- Community Banks
- Regional or Larger Banks
- Specialty Lending Providers
- Mortgage Lenders
- Consumer Reporting Agencies

Selected Customer Statistics

1,900+	50%+	63
Customer Base of Diverse Financial Institutions(1)(2)	Forbes' 2020 list of Best CUs & Banks	Top 100 Credit Union Clients(3)

Note: Financials reflect year ended December 31, 2020A and are not pro forma for acquisitions.
(1) As of December 31, 2020.
(2) Pro forma for acquisitions.
(3) Source: Credit Unions Online, as of September 2020.

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
19

Key MeridianLink Value Drivers – Case Studies

Comprehensive platform of SaaS solutions allows us to continually innovate to address customer pain points and further their business objectives

1 REVENUE INCREASES

Drive topline growth and satisfaction:

- Enables a higher volume of consumer loans while providing process efficiencies
- Enhances member experience, driving satisfaction through accurate pricing and the ability to run different scenarios
- Accelerates ability to expand and grow

Pathways Federal Credit Union
~$500M AUM

- Doubled loan volume
- Enabled the Company to underwrite 20% more loans

2 EFFICIENCY IMPROVEMENT

Maximize value-add work:

- Automated reports remove manual work, making it easy to analyze processing times, application workflows and productivity
- Seamless third-party integrations results in a quick and smooth credit reporting process
- Faster loan processing and closing

Kohler Credit Union
~$500M in AUM

- Shortened the time it took from a new account to funded loan from 1 day to as fast as 22 minutes
- Staff that were not familiar with the lending process could complete ~95% of the application without asking a single question

3 COST SAVINGS

Simplify IT landscape:

- Throughput increase leads to time savings and manpower reductions
- Enables clients to replace disparate third-party solutions with a robust in-house solution

CME Federal Credit Union
~$305M AUM

- Saved time using reporting and dashboard flexible functionality because it removed manual work employees were previously doing

4 RISK REDUCTION

Reduce operational, regulatory and credit risk:

- Reduce operational risk (human error) from workflow and automation
- Mitigate regulatory risk; capture and report required data
- Enable red-flag notifications and hard stops to prevent potential threats during the loan process

Premium Credit Bureau
~40,000 Credit Reports per Year

- Enabled to track and implement compliance changes and industry standards

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
20

Competitive Landscape

Fragmented competitive landscape with numerous legacy solutions meridianlink

The MeridianLink Solution

- Core competency and focus
  - Leading consumer lending software
  - Robust Partner Marketplace
  - Track record of innovation
  - Modern, scalable, web-based SaaS software
- Comprehensive and Integrated
  - Powerful loan decision engine
  - Full digital lending solution
  - Integrated capabilities for CRAs to meet complex data delivery requirements



Consumer Loan Origination
FIS
Fiserv
Jack Henry & Associates
nCino
Q2
Temenos
CU Direct
Sync1 Systems
meridianlink
Calyx
Ellie Mae
OpenClose
Mortgage Cadence
Black Knight
Mortgage Loan Origination
CoreLogic
CBC Innovis
Checkr
HireRight
Data Verification
Core Providers
Point Solutions
Homegrown Solutions

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
21

Compelling Financial Story

Robust financial profile delivering growth at scale

Demonstrable Scale

$242.5M	$158.8M	$83.7M
LTM Q2'21A Total Revenue	LTM Q2'21A Lending Solutions Revenue	LTM Q2'21A Data Verification Solutions Revenue

Attractive Growth

41%	30%	68%
LTM Q2'21A Total Revenue Growth	LTM Q2'21A Lending Solutions Revenue Growth	LTM Q2'21A Data Verification Solutions Revenue Growth

Strong Margin Profile

89%	70%	50%
YTD 2021 Subscription Fee Revenue	YTD 2021 Gross Margin	YTD 2021 Adj. EBITDA Margin[1]

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink

(1) Adj. EBITDA and Adj. EBITDA margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA and Adj. EBITDA margin, please refer to the Appendix.

22

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 23 Revenue & Pricing Model Overview Continuous monetization opportunities Note: Percentage represents percentage of 2020A total revenue. RECURRING & TRANSACTIONAL Fees per application or per closed loan (depending on module) with minimums based on application volume • Typically are multi-year contracts with an initial term of three years (non-cancellable without penalty) • For non-mortgage consumer loans, (including personal loans, auto loans, and credit cards), customers pay per- application, regardless of whether the application is accepted or denied ONE-TIME & RECURRING Deployment fees (setup / annual) and revenue share per partner ONE-TIME & RECURRING Setup and implementation fees; managed services; training SUBSCRIPTION FEES PROFESSIONAL SERVICES Other 89% 8% 3%

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 24 11 . 11 . 122.0 12 . 1 .8 1 . 1 8.8 . . .8 . . .2 8 . F 201 A TTM Q1 20A TTM Q2 20A TTM Q 20A F 2020A TTM Q1 21A TTM Q2 21A 18 2 0 Lending Revenues Have Shown Continued Growth at Scale Lending Solutions Revenue Data Verification Solutions Revenue LTM Q2’21A Total Revenue: $242M Strong cash flow at high margins fueling investments in S&M and driving growth % YoY Lending Revenue Growth Revenue from Mortgage Loan Market % of Total Revenue % of Lending Software Solutions % of Data Verification Software Solutions 2020 YTD 2021 12% 93% 10% 72% Mortgage Contribution to Revenue ($ millions) 2

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 25 2 . 2 . 28.8 2 . 0. 2.8 . .1 .1 .2 .1 10. 10.8 .2 1 .1 1 . 18. 1 . 2 . 2 .2 Q1 1 A Q2 1 A Q 1 A Q 1 A Q1 20A Q2 20A Q 20A Q 20A Q1 21A Q2 21A 12 1 20 1 2 20 1 2 8 8 8 138 177 11 16 4 6 $153 $199 FY2019A FY2020A 90% 89% Recurring Revenue Growth at Scale Annual Revenue Quarterly Revenue Breakdown ($ millions) ($ millions) % Subscription % YoY Total Revenue Growth(1) Professional Services OtherSubscription Fees % YoY Lending Software Solutions Revenue Growth(1) Lending Software Solutions Revenue Data Verification Software Solutions Revenue Historical Financials (1) YoY Growth is calculated as current quarter financial performance divided by financial performance of the same quarter a year earlier minus one.

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 26 1 2 8 201 2020 TD 2021 11 12 10 11 1 88 201 2020 TD 2021 Mortgage Loan Market Contribution to Revenue Lending Software Solutions Data Verification Software Solutions Revenue from Mortgage Loan Market ($ millions) ($ millions)

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 27 Strong Margin Profile Gross Profit Adj. EBITDA(1) ($ millions) ($ millions) Gross Profit Gross Profit Margin Adj. EBITDA Adj. EBITDA Margin (1) Adj. EBITDA and Adj. EBITDA margin are non-GAAP measures. For a definition and reconciliation of Adj. EBITDA and Adj. EBITDA margin, please refer to the Appendix.

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 28 Capitalizing on Operating Leverage and Investing in Growth Sales & Marketing Research & Development General & Administrative ($ millions) ($ millions) ($ millions) S&M % of Revenue R&D % of Revenue G&A % of Revenue

Q2 2021 Performance

($ in thousands)	Q2 2021A	Q2 2020A	Delta
Consolidated Statements of Operations Data			
Revenue	$68,474	$49,535	$18,939
Gross Profit	47,368	35,290	12,078
% Gross Margin	*69.2%*	*71.2%*	*(2.0)%*
Net Income (Loss)	7,432	4,896	2,536
% Net Income (Loss) Margin	*10.9%*	*9.9%*	*1.0%*
Non-GAAP Financial Data			
Adj. EBITDA[(1)]	33,434	25,824	7,610
% Adj. EBITDA Margin[(2)]	*48.8%*	*52.1%*	*(3.3)%*

Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

(1) We define Adj. EBITDA as net loss before interest expense, taxes, depreciation, amortization, unit-based compensation expense, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, deferred revenue reduction from purchase accounting, and lease termination charges. For a reconciliation of Adj. EBITDA to net income (loss), please refer to the Appendix.

(2) Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage.

meridianlink

29

Guidance Update

($ in thousands)	Q3 2020A	Three Months Ended September 30, 2021 Low (Estimated)	Three Months Ended September 30, 2021 High (Estimated)	2020A	Year Ended December 31, 2021 Low (Estimated)	Year Ended December 31, 2021 High (Estimated)
Revenue	$52,254	$62,900	$63,500	$199,340	$256,700	$257,900
% Growth	*32%*	*20%*	*22%*	*31%*	*29%*	*29%*
Adj. EBITDA[1]	29,041	25,000	25,600	104,611	112,300	113,500
% Growth	*56%*	*(14)%*	*(12)%*	*62%*	*7%*	*8%*
% Margin[2]	*56%*	*40%*	*40%*	*52%*	*44%*	*44%*

Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

(1) We define Adj. EBITDA as net loss before interest expense, taxes, depreciation, amortization, unit-based compensation expense, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, deferred revenue reduction from purchase accounting, and lease termination charges. For a reconciliation of Adj. EBITDA to net income (loss), please refer to the Appendix.

(2) Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage.

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink
30

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 31 Long-Term Target Operating Model Metric FY 2019 FY 2020 Long-Term Target Gross Margin 69.0% 70.7% 74% - 76% Adj. Gross Margin (ex-Amort of Developed Technology)(1) 74.1% 75.2% 77% - 79% S&M as a % of Revenue 6.3% 4.7% 8% - 10% R&D as a % of Revenue 10.5% 9.4% 14% - 16% G&A as a % of Revenue 39.0% 27.4% NA G&A (ex-D&A) as a % of Revenue(1) 13.7% 7.2% 8% - 9% Adjusted EBITDA Margin(1) 42.2% 52.5% 43% - 48% (1) Adj. Gross Margin (ex-Amort of Developed Technology), G&A (ex-D&A), and Adj. EBITDA Margin are non-GAAP measures. For a definition and reconciliation of Adj. Gross Margin (ex-Amort of Developed Technology), G&A (ex-D&A), and Adj. EBITDA Margin please refer to the Appendix. FY 2020 reflects reduced spend due to cost containment initiatives taken early in COVID that have since been removed

Unique Investment Opportunity: Summary Investment Highlights

meridianlink®

1. **A leading SaaS solutions provider** supported by strong **secular tailwinds** and high-growth **~$10B TAM**
2. Comprehensive suite of **mission-critical solutions** that address financial institutions' pain points and **accelerate digitalization objectives**
3. Deep relationships with best-in-class financial institutions and **measurable ROI to clients**
4. **Attractive financial profile**, combining robust Adj. EBITDA margins with strong revenue growth
5. **Significant growth opportunities** driven by end-market expansion and substantial monetization opportunities through cross-sell and Partner Marketplace
6. Led by an **experienced management team** supported by a strong company culture and valued employees

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink®
32

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. CONFIDENTIAL Appendix © 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 34 Disclaimer To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as Adjusted EBITDA and Adjusted EBITDA margin; non- GAAP operating income; non-GAAP net income; non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided: • Adjusted EBITDA: net income before interest expense, taxes, depreciation, amortization, unit-based compensation expense, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, deferred revenue reduction from purchase accounting, and lease termination charges • Non-GAAP operating income: GAAP income from operations, excluding the impact of stock-based compensation, related payroll tax expense, and sponsor and third-party acquisition related costs • Non-GAAP net income: GAAP net income, excluding the impact of stock-based compensation, related payroll tax expense, sponsor and third-party acquisition related costs, and changes in fair value of financial instruments • Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of stock-based compensation, related payroll tax expense, and amortization of intangibles • Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of stock-based compensation and related payroll tax expense • Free cash flow: GAAP cash flow from operating activities plus GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software) Reconciliations to comparable GAAP financial measures are available in the Appendix. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Financial Reconciliations

Adjusted EBITDA

Fiscal Year Ending December 31st ($ in thousands)	2019A	2020A	Q2 2021 YTD
Reconciliation of Net Loss to Adjusted EBITDA(1)			
Net Income (Loss)	($12,604)	$9,151	$14,663
(+) Interest Expense, net	38,053	34,686	19,908
(+/-) Tax Expense (Benefit)	(5,115)	1,792	4,098
(+) Depreciation & Amortization	38,600	40,199	24,957
(+) Unit-Based Compensation Expense	1,791	2,841	1,308
(+) Expenses Associated with an IPO	–	395	194
(+) Sponsor and third-party acquisition related costs	2,000	3,579	2,114
(+) Deferred Revenue Reduction From Purchase Accounting	1,726	851	502
(+) Impairment of Trademarks	–	5,362	–
(+) Lease Termination Charges	–	5,755	–
Adjusted EBITDA(1)	**$64,451**	**$104,611**	**$67,744**
Net Income (Loss) Margin	*(8)%*	*5%*	*11%*
Adjusted EBITDA Margin(2)	*42%*	*52%*	*50%*

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

(1) We define Adj. EBITDA as net loss before interest expense, taxes, depreciation, amortization, unit-based compensation expense, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, deferred revenue reduction from purchase accounting, and lease termination charges.

(2) Adj. EBITDA margin is defined as our Adj. EBITDA for a particular period divided by our revenues for the same period and expressed as a percentage.

meridianlink

35

Financial Reconciliations (Cont'd)

Non-GAAP Gross Margin

($ in thousands)	2019A	2020A	Q2 2021 YTD
Revenues, net	$152,731	$199,340	$136,285
Cost of revenue	47,322	58,354	40,582
(-) Stock-based compensation expense	87	180	165
(-) Amortization of developed technology	7,771	8,874	5,971
Non-GAAP cost of revenue	$39,464	$49,300	$34,446
Non-GAAP gross profit	**$113,267**	**$150,040**	**$101,839**
Non-GAAP gross margin	*74%*	*75%*	*75%*

Non-GAAP Net Income

($ in thousands)	2019A	2020A	Q2 2021 YTD
Net income (loss)	($12,604)	$9,151	$14,663
(+) Stock-based compensation expense	1,791	2,841	1,308
(+) Sponsor and third-party acquisition related costs	2,000	3,579	2,114
Non-GAAP net income	**($8,813)**	**$15,571**	**$18,085**
Non-GAAP basic net income per Class B unit	(0.18)	0.30	0.35
Non-GAAP diluted net income per Class B unit	–	0.27	0.32
Weighted average Class B units used to compute basic net loss per unit attributable to Class B unitholders	49,949,858	51,153,041	51,843,086
Weighted average Class B units used to compute diluted net loss per unit attributable to Class B unitholders	–	57,023,685	56,584,164
Non-GAAP net income margin	*(6)%*	*8%*	*13%*

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

meridianlink

36

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 37 Financial Reconciliations (Cont’d) ($ in thousands) 2019A 2020A Q2 2021 YTD Sales and marketing $9,589 $9,371 $7,823 (-) Stock-based compensation expense 228 370 273 Non-GAAP sales and marketing $9,361 $9,001 $7,550 % of revenue 6% 5% 6% Non-GAAP Sales and Marketing Expense ($ in thousands) 2019A 2020A Q2 2021 YTD Research and development $15,966 $18,691 $14,274 (-) Stock-based compensation expense 169 339 164 Non-GAAP research and development $15,797 $18,352 $14,110 % of revenue 10% 9% 10% Non-GAAP Research and Development Expense ($ in thousands) 2019A 2020A Q2 2021 YTD General and administrative $59,536 $54,640 $34,967 (-) Stock-based compensation expense 1,307 1,952 706 (-) Depreciation expense 2,656 2,516 1,171 (-) Amortization of intangibles 28,173 28,809 17,815 Non-GAAP general and administrative $27,400 $21,363 $15,275 % of revenue 18% 11% 11% Non-GAAP General and Administrative Expense

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 38 Balance Sheet Highlights ($ in thousands) 2019A 2020A Q2 2021 Total current assets $121,317 $72,174 $69,865 Property and equipment, net 19,263 7,600 7,105 Intangible assets, net 277,480 328,032 320,162 Other assets 451,347 555,899 573,218 Total assets $869,407 $963,705 $970,350 Total current liabilities $56,128 $152,801 $49,123 Long-term debt, net of debt issuance costs 518,876 516,877 613,095 Other liabilities 9,774 543 583 Total liabilities $584,778 $670,221 $662,801 Preferred stock $320,820 $319,913 $319,859 Members’ deficit (36,191) (26,429) (12,310) Total shareholder’s equity $284,629 $293,484 $307,549 Total liabilities and shareholder’s equity $869,407 $963,705 $970,350

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 39 Net Leverage ($ in thousands) Q2 2021 IPO Adjustments Pro Forma First lien $503,665 ($75,000) $428,665 Second lien 125,000 (125,000) – Total principal payments due 628,665 (200,000) 428,665 (-) Debt issuance costs 13,813 (4,351) 9,462 (-) Cash and cash equivalents 29,236 41,500 70,736 Net Leverage $585,616 ($237,149) $348,467 LTM Adjusted EBITDA 125,066 125,066 125,066 Leverage multiple 4.7x – 2.8x

© 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 40 InvestorRelations@meridianlink.com © 2021 MERIDIANLINK, INC. ALL RIGHTS RESERVED.